Related party transactions	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
Related party transactions

Note 7 - Related party transactions

The Company had outstanding loans to a related party of $745,000 and $500,000 as of June 30, 2023 and December 31, 2022, respectively. See Note 5 for further details.

Additionally, on October 30, 2022, the Company entered into a consulting agreement, with Medigus, pursuant to which Medigus shall serve as the Company’s independent consultant for a monthly fee of $10,000, effective upon the closing of the IPO and terminating on the three-year anniversary of the closing of the company’s IPO. The Company may terminate the consulting agreement anytime after the closing of the IPO upon providing three months advance notice.